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						       File Number:333-42105
                                            Filed Pursuant to Rule 497(e) of
                                                  the Securities Act of 1933




                        Pioneer Disciplined Growth Fund
                      (formerly, Pioneer Independence Fund)

                         Supplement dated June 10, 2013
          to the Statement of Additional Information dated May 1, 2013

On June 7, 2013, Pioneer Independence Fund (the "Fund") acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the predecessor fund). As a result of the reorganization, the predecessor fund's performance and financial history became the Fund's performance and financial history. As part of the reorganization, the Fund was renamed Pioneer Disciplined Growth Fund.

The "Annual fee, expense and other information" appearing in this Statement of Additional Information is that of the Fund prior to the reorganization.

The following replaces corresponding information in the "Investment adviser" section.

Advisory fee

As compensation for its management services and expenses incurred, the Fund pays Pioneer a fee at the annual rate of 0.65% of the fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. The fee is computed and accrued daily and paid monthly.

Expense limit

Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, and brokerage commissions) to the extent required to reduce fund expenses to 1.25%, 2.15%, 2.15% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2015. There can be no assurance that Pioneer will extend the contractual expense limitation beyond the aforementioned dates. While in effect, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees.

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The following replaces corresponding information in the "Portfolio management"
section.

Other accounts managed by the portfolio managers

The following reflects consolidated information of the Fund and the predecessor fund as of May 31, 2013.


                                                                     Number of         Assets
                                                                      Accounts        Managed
                                                                   Managed for      for which
                                                                which Advisory       Advisory
Name of                               Number of                         Fee is         Fee is
Portfolio                              Accounts    Total Assets   Performance-   Performance-
Manager   Type of Account               Managed Managed (000's)          Based  Based (000's)
--------- --------------------------- --------- --------------- -------------- --------------
Paul      Other Registered Investment
Cloonann  Companies                           2  $1,318,180,000            N/A            N/A

          Other Pooled Investment
          Vehicles                            3  $3,704,612,000              1 $2,683,639,000

          Other Accounts                     12    $367,331,000            N/A            N/A

Ashesh    Other Registered
Savla     Investment Companies                2    $288,732,000            N/A            N/A

          Other Pooled Investment
          Vehicles                            2  $1,160,413,000              1   $219,084,000

          Other Accounts                      0              $0            N/A            N/A

Carol     Other Registered Investment
Lintz     Companies                           0              $0            N/A            N/A

          Other Pooled Investment
          Vehicles                            0              $0            N/A            N/A

          Other Accounts                      0              $0            N/A            N/A

The following supplements information in the "Compensation of portfolio managers" section.

Equity Analysts. Fundamental analysts are eligible for annual cash performance bonuses. Bonus awards are largely determined by:

     .   performance of the analyst's investment recommendations (60%)

     .   the analyst's contribution to overall product performance (40%)

Performance measurement is 80% weighted to four-year performance and 20% weighted to one-year performance. The analyst's contribution to overall equity product performance is determined by quantitative and qualitative factors. 20% of the annual cash performance bonus is deferred for three years and is "cliff" vested. Company results

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affect an analyst's actual bonus by a leverage factor of
plus or minus a predetermined percentage.

The following replaces corresponding information in the "Share ownership by portfolio managers" section.

Share ownership by portfolio managers

The following reflects consolidated information of the Fund and the predecessor fund as of May 31, 2013.

                             Beneficial Ownership
Name of Portfolio Manager    of the Fund*
-------------------------    --------------------
Paul Cloonan                 E
Ashesh Savla                 D
Carol Litnz                  A

* Key to Dollar Ranges

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.    $100,001 - $500,000

F.    $500,001 - $1,000,000

G.    Over $1,000,000


The following supplements information in the "Financial statements" section.

The Fund's financial statements and financial highlights for the fiscal year ended August 31, 2012 appearing in the predecessor fund's annual report, filed with the SEC on October 30, 2012 (Accession No.
0000078713-12-000090) are incorporated by reference into this statement of additional information.

The Fund's financial statements and financial highlights for the fiscal period ended February 28, 2013 appearing in the predecessor fund's semiannual report, filed with the SEC on April 29, 2013 (Accession No. 0000078713-13-000041) are incorporated by reference into this statement of additional information. These financial statements and financial highlights have not been audited.

                                                                   26815-00-0613
                                        (C) 2013 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                    Member SIPC.